UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 23, 2004

CYGNUS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-18962	94-2978092

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

400 Penobscot Drive, Redwood City, California	94063-4719

(Address of Principal Executive Offices)	(Zip Code)

     Registrant’s telephone number, including area code (650) 369-4300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 5. Other Events and Required FD Disclosure.

     On March 25, 2004, Cygnus, Inc. issued a press release, the text of which is attached hereto as Exhibit 99.1, reporting that it retired all of its outstanding Convertible Debentures pursuant to an Exchange Agreement with the debenture holders.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

Exhibit Number
99.1	Press Release by Cygnus, Inc. dated March 25, 2004 referred to in Item 5 above.

99.2	Exchange Agreement between Registrant and the debenture holders dated March 23, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYGNUS, INC.

Date: March 25, 2004	By:	/s/ Barbara G. McClung

Barbara G. McClung
Senior Vice President
and General Counsel

EXHIBIT INDEX

Exhibit Number
99.1	Press Release by Cygnus, Inc. dated March 25, 2004 referred to in Item 5 above.

99.2	Exchange Agreement between Registrant and the debenture holders dated March 23, 2004.